EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Wegener Corporation
Duluth, Georgia

     We hereby  consent to the  incorporation  by reference in the  Registration
Statements (File No. 33-45390,  No. 33-42007,  No. 333-08017,  No. 33-27527, No.
333-29887,  No. 33-51205,  and No.  333-29889) of our reports dated November 14,
2003, relating to the consolidated financial statements and schedule of Wegener Corporation and Subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended August 29, 2003.


Atlanta, Georgia                                  BDO Seidman, LLP
November 26, 2003